Exhibit 10.8(d)

LIMITED WAIVER, RELEASE, AND THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

           THIS LIMITED WAIVER, RELEASE, AND THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Limited Waiver, Release, and Amendment”) is dated as of March 13, 2007, but effective as of the Effective Date (hereinafter defined), among THE VAIL CORPORATION, a Colorado corporation doing business as “Vail Associates, Inc.” (the “Company”), the Lenders (as defined in the Credit Agreement referenced below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (hereinafter defined).

R E C I T A L S

           A.           The Company has entered into that certain Fourth Amended and Restated Credit Agreement dated as of January 28, 2005, with Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and certain other agents and lenders party thereto, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of June 29, 2005, and that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of February 17, 2006 (as amended, the “Credit Agreement”), providing for revolving credit loans, letters of credit, and swing line loans in the aggregate principal amount of up to $400,000,000.  Unless otherwise indicated herein, all capitalized terms used herein shall have the meanings set forth in the Credit Agreement, and all Section references herein shall be references to sections in the Credit Agreement.

           B.           The Company has notified the Administrative Agent of the formation of the following new Unrestricted Subsidiaries: Colter Bay Convenience Store, LLC, a Wyoming limited liability company, Colter Bay General Store, LLC, a Wyoming limited liability company, Colter Bay Marina, LLC, a Wyoming limited liability company, Colter Bay Cafe Court, LLC, a Wyoming limited liability company, Jenny Lake Store, LLC, a Wyoming limited liability company, Jackson Hole Golf & Tennis Club Snack Bar, LLC, a Wyoming limited liability company, Stampede Canteen, LLC, a Wyoming limited liability company, Crystal Peak Lodge of Breckenridge, Inc., a Colorado corporation, and Hunkidori Land Company, LLC, a Colorado limited liability company (collectively, the “New Unrestricted Subsidiaries”).  The Company did not deliver to the Administrative Agent an updated Schedule 8.2 to the Credit Agreement within thirty (30) days after the formation of the New Unrestricted Subsidiaries, as required by Section 9.10 of the Credit Agreement, and has requested that the Lenders waive any Default or Potential Default resulting from such failure.

C.           The Company has also notified the Administrative Agent that the Company intends to transfer 100% of the capital stock (the “Pledged CTI Securities”) of Complete Telecommunications, Inc. (“CTI”) as part of the Company’s disposition of its equity interest in RTP, LLC, an Unrestricted Subsidiary.  In connection therewith, the Company has requested that the Administrative Agent, for the benefit of the Lenders, release its liens on the Pledged CTI Securities and release CTI from its obligations under the Guaranty executed by CTI.

D.           The Company has also requested that the Lenders amend the Credit Agreement to, among other things, decrease the Total Commitment to $300,000,000, modify the interest rates, and extend the Termination Date to February 1, 2012.

           E.           The Lenders have agreed to the waiver, release, and amendments to the Credit Agreement as set forth herein.

           In consideration of the foregoing and the mutual covenants contained herein, the Company, the Lenders, the Guarantors (by execution of the attached Guarantors’ Consent and Agreement), and the Administrative Agent agree as follows:

1.           Limited Waiver.  The Lenders hereby waive any Default or Potential Default resulting from the Company’s failure to deliver an updated Schedule 8.2 to the Administrative Agent within thirty (30) days after the formation of the New Unrestricted Subsidiaries in accordance with Section 9.10 of the Credit Agreement.  Nothing herein shall, or shall be deemed to, waive any other provision of the Credit Agreement, except as set forth herein.

2.           Releases.

(a)           The Lenders hereby (i) discharge CTI as a “Guarantor” under the Credit Agreement and release CTI from any liability under the Credit Agreement and its Guaranty, including, but not limited to, payment or performance of the Guaranteed Debt (as defined in such Guaranty), and (ii) release the Liens on and security interests in the Pledged CTI Securities, and accordingly release the Company from its pledge of the Pledged CTI Securities pursuant to its Pledge Agreement, but only to the extent of its interests in the Pledged CTI Securities.

(b)           The Administrative Agent agrees to execute and deliver UCC financing statement terminations and all further documents reasonably requested by the Company in order to effectuate the releases contemplated hereby.

(c)           It is expressly agreed and understood that, except as set forth herein, this Limited Waiver, Release, and Amendment shall in no manner release, affect or impair the Administrative Agent’s and the Lenders’ rights, titles, interests, and Liens against the Restricted Companies’ interests, properties or assets.

3.           Amendments.

           (a)           New Definitions.  Section 1.1 (Definitions) is amended by inserting the following new definitions alphabetically to read as follows:

(i)           “Net Funded Debt means, on any date of determination, an amount equal to (a) Funded Debt minus (b) the amount of Unrestricted Cash in excess of $10,000,000.”

(ii) “Temporary Cash Investments means investments of the Restricted Companies permitted under clauses (b) through (g), (p), and (q) of Section 10.8 hereof.”

(iii) “Unrestricted Cash means, on any date of determination, the aggregate amount of all cash and Temporary Cash Investments of the Restricted Companies not subject to any Lien or restriction (except for Liens of depository institutions securing payment of customary service charges, transfer fees, account maintenance fees, and charges for returned or dishonored items).

(b)           Modifications of Existing Definitions.  Section 1.1 (Definitions) is further amended by modifying the following existing definitions as follows:

(i)           The definition of “Adjusted EBITDA” is amended in its entirety to read as follows:

“Adjusted EBITDA means, without duplication, on any date of determination, the sum of (a) EBITDA of the Restricted Companies (excluding non-recurring gains or losses), plus (b) a percentage of the EBITDA of SSI (with such percentage being the weighted average membership interest held directly or indirectly by Borrower in SSI (expressed as a percentage) during the applicable period of calculation), plus (c) insurance proceeds (up to a maximum of $10,000,000 in the aggregate in any fiscal year) received by the Restricted Companies under policies of business interruption insurance (or under policies of insurance which cover losses or claims of the same character or type).”

(ii)           The definition of “Applicable Margin” is amended to cause the Applicable Margin to be calculated by reference to the ratio of Net Funded Debt to Adjusted EBITDA and to modify the pricing grid, as set forth on Annex A attached hereto.

(iii)           The definition of “Applicable Percentage” is amended to cause the Applicable Percentage to be calculated by reference to the ratio of Net Funded Debt to Adjusted EBITDA and to modify the commitment fee grid, as set forth on Annex B attached hereto.

(iv)           The definitions of “Funded Debt” and “Net Income” are amended by replacing the phrase “held by Borrower” in each definition with the phrase “held directly or indirectly by Borrower”.

(v)           The definitions of “Required Capital Expenditures” and “Resort EBITDA” are deleted.

(vi)           The definition of “SSI” is amended by removing the words “of Borrower” at the end thereof.

(vii)           The definition of “Termination Date” is amended to extend such date by replacing the reference to “January 28, 2010” therein with “February 1, 2012”.

(c)           Modification of Accordion Provision.  Section 2.5 (Increase in Total Commitment) is amended to modify the maximum Total Commitment to which the facility may be increased by replacing the reference to “$500,000,000” therein with “$400,000,000”.

(d)           Modification of Permitted Investments.  Section 10.8 (Loans, Advances and Investments) is amended by replacing the period at the end of clause (o) with a semi-colon and inserting the following thereafter:

“(p)           short-term repurchase agreements with major banks and authorized dealers, fully collateralized to at least 100% of market value by marketable obligations issued or unconditionally guaranteed by the U.S. or issued by any of its agencies and backed by the full faith and credit of the U.S.; and

(q)           short-term variable rate demand notes that invest in tax-free municipal bonds of domestic issuers rated “A-2” or better by Moody’s or “A” or better by S&P that are supported by irrevocable letters of credit issued by commercial banks organized under the laws of the U.S. or any of its states having combined capital, surplus, and undivided profits of not less than $100,000,000.”

(e)           Modification of Limits on Acquisitions.  The qualifiers to clause (c) of Section 10.11 (Acquisitions, Mergers, and Dissolutions) are amended as follows:

(i)           Clause (i) is amended in its entirety to read as follows:
“(i)           the Purchase Price for such transaction, when aggregated with the Purchase Price of all other acquisitions or mergers consummated by the Restricted Subsidiaries after March 13, 2007, does not exceed an amount equal to the sum of (A) $400,000,000, plus (B) the lesser of (1) the aggregate consideration paid by Borrower to purchase the minority membership interest in SSI, and (2) $40,000,000.”

(ii)           Clause (iv) is amended to modify the threshold for delivery of documentation related to permitted acquisitions by replacing the reference to “$25,000,000” therein with “50,000,000”.

(f)           Modifications of Financial Covenants.  Section 11 (Financial Covenants) is amended as follows:

(i)           Section 11.1 (Maximum Leverage Ratios) is amended in its entirety to read as follows:
“11.1           Maximum Leverage Ratio.  As calculated as of the last day of each fiscal quarter of the Restricted Companies, the Restricted Companies shall not permit the ratio of (a) the unpaid principal amount of Net Funded Debt existing as of such last day to (b) Adjusted EBITDA for the four fiscal quarters ending on such last day to exceed 4.50 to 1.00.”

(ii)           Section 11.2 (Minimum Fixed Charge Coverage Ratio) is deleted in its entirety and substituted therefor is the following reference:

“11.2           [Reserved]”.

(g)           Modification of Commitments.  The Commitments of the Lenders are revised so that the Total Commitment equals $300,000,000 as of the Effective Date.

(h)           Modification of Schedule 1.  Schedule 1 (Parties, Addresses, Committed Sums and Wiring Information) is revised to (i) update contact information for the Borrower, the Administrative Agent, L/C Issuer and Swing Line Lender, as applicable, and (ii) reflect the Lenders’ revised Commitments and Commitment Percentages, as set forth on Annex C attached hereto.

(i)           Modification of Schedule 7.1.  Items 1 and 2 of Schedule 7.1 (Post-Closing Items and Conditions) are revised to reflect that, following approval by the United States Department of the Interior, National Park Service, the Company will transfer its equity interests in Grand Teton Lodge Company (“Grand Teton”) to National Park Hospitality Company, a Colorado corporation (“NPHC”), and NPHC shall pledge such interests to the Administrative Agent, for the benefit of the Lenders, as set forth on Annex D attached hereto.

(j)           Modification of Schedule 8.2.  Schedule 8.2 (Corporate Organization and Structure) is revised as set forth on Annex E attached hereto.

(k)           Modification of Compliance Certificate.  Annex A to the Compliance Certificate is replaced with Annex F attached hereto.

4.           Representations and Warranties.   As a material inducement to the Lenders and the Administrative Agent to execute and deliver this Limited Waiver, Release, and Amendment, the Company represents and warrants to the Lenders and the Administrative Agent (with the knowledge and intent that Lenders are relying upon the same in entering into this Limited Waiver, Release, and Amendment) that: (a) the Company and the Guarantors have all requisite authority and power to execute, deliver, and perform their respective obligations under this Limited Waiver, Release, and Amendment and the Guarantors’ Consent and Agreement, as the case may be, which execution, delivery, and performance have been duly authorized by all necessary action, require no Governmental Approvals, and do not violate the respective certificates of incorporation or organization, bylaws, or operating agreement, or other organizational or formation documents of such Companies; (b) upon execution and delivery by the Company, the Guarantors, the Administrative Agent, and the Lenders, this Limited Waiver, Release, and Amendment will constitute the legal and binding obligation of the Company and each Guarantor, enforceable against such entities in accordance with the terms of this Limited Waiver, Release, and Amendment, except as that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally; (c) all representations and warranties in the Loan Papers are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a specific date or the facts on which any of them are based have been changed by transactions contemplated or permitted by the Credit Agreement; and (d) no Default or Potential Default has occurred and is continuing.

5.           Conditions Precedent to Effectiveness.  This Limited Waiver, Release, and Amendment shall be effective on the date (the “Effective Date”) upon which the Administrative Agent receives each of the following items (other than the items listed on Schedule 7.1, as revised hereby, which items or conditions are hereby permitted to be delivered or satisfied after the Effective Date, but not later than the respective dates for delivery or satisfaction specified on Schedule 7.1):

(a)           counterparts of this Limited Waiver, Release, and Amendment executed by the Company, the Administrative Agent, and Lenders;

(b)           the Guarantors’ Consent and Agreement executed by each Guarantor;

(c)           a Revolver Note for each Lender requesting a Note, payable to the order of such requesting Lender, reflecting such Lender’s revised Commitment;

(d)           legal opinions of Martha D. Rehm, General Counsel of Vail Resorts, Inc., and Cahill Gordon & Reindel LLP, special New York counsel to the Company and the other Restricted Subsidiaries, each in form and substance satisfactory to the Administrative Agent;

(e)           an Officers’ Certificate for the Restricted Companies (i) attaching resolutions authorizing the transactions contemplated hereby, (ii) certifying that no changes have been made to the Restricted Companies’ respective articles of incorporation or organization, bylaws, or operating agreements since the date such documents were previously provided to the Administrative Agent, as applicable, (iii) listing the names and titles of the Responsible Officers, and (iv) providing specimen signatures for such Responsible Officers;

(f)           a certificate signed by a Responsible Officer certifying that (i) all of the representations and warranties of the Companies in the Loan Papers are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or permitted by the Credit Agreement); (ii) no Default or Potential Default exists under the Credit Agreement or would result from the execution and delivery of this Limited Waiver, Release, and Amendment; (iii) there has been no event or circumstance since July 31, 2006 that has had or could be reasonably expected to result in, either individually or in the aggregate, a Material Adverse Event; and (iv) except as set forth on Schedule 8.7 of the Credit Agreement, there is no action, suit, investigation, or proceeding pending or, to the knowledge of Borrower, threatened, in any court or before any arbitrator or Governmental Authority that could reasonably be expected to (A) materially and adversely affect the Companies, or (B) adversely affect any transaction contemplated by the Credit Agreement, the rights and remedies of the Administrative Agent, Lenders, and the L/C Issuers under the Credit Agreement, or the ability of the Companies or any other obligor under any Guaranty to perform their respective obligations under the Credit Agreement;

(g)           evidence (in form and substance satisfactory to the Administrative Agent) that the Commitment Usage does not exceed the Total Commitment (as reduced hereby);

(h)           such organizational documents, Guaranties, Pledge Agreements, financing statements, and other documents as the Administrative Agent may deem reasonably necessary to reflect the changes to Schedule 8.2 (including, without limitation, the addition of NPHC as a Restricted Subsidiary); and

(i)           payment of an extension fee for the benefit of the Lenders equal to the product of (a) five basis points (0.05%) times (b) the Total Commitment as of the Effective Date (after giving effect to the reduction in the Total Commitment contemplated by this Limited Waiver, Release, and Amendment).

6.           Expenses.  The Company shall pay all reasonable out-of-pocket fees and expenses paid or incurred by the Administrative Agent incident to this Limited Waiver, Release, and Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery, and execution of this Limited Waiver, Release, and Amendment and any related documents.

7.           Miscellaneous.  Unless stated otherwise herein, (a) the singular number includes the plural, and vice versa, and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Limited Waiver, Release, and Amendment, (c) this Limited Waiver, Release, and Amendment shall be governed by and construed in accordance with the laws of the State of New York, (d) if any part of this Limited Waiver, Release, and Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Limited Waiver, Release, and Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, (f) this Limited Waiver, Release, and Amendment is a “Loan Paper” referred to in the Credit Agreement, and the provisions relating to Loan Papers in Section 14 of the Credit Agreement are incorporated herein by reference, (g) this Limited Waiver, Release, and Amendment, the Credit Agreement, as amended by this Limited Waiver, Release, and Amendment, and the other Loan Papers constitute the entire agreement and understanding among the parties hereto and supercede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, and (h) except as provided in this Limited Waiver, Release, and Amendment, the Credit Agreement, the Notes, and the other Loan Papers are unchanged and are ratified and confirmed.

8.           Parties.  This Limited Waiver, Release, and Amendment binds and inures to the benefit of the Company, the Guarantors, the Administrative Agent, the Lenders, and their respective successors and assigns.

           The parties hereto have executed this Limited Waiver, Release, and Amendment in multiple counterparts as of the date first above written.

Remainder of Page Intentionally Blank.
Signature Pages to Follow.

Signature Page to that certain Limited Waiver, Release, and Third Amendment to Fourth Amended and Restated Credit Agreement dated as of March 13, 2007, among The Vail Corporation (d/b/a “Vail Associates, Inc.”), the other agents and Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

THE VAIL CORPORATION (D/B/A “VAIL ASSOCIATES, INC.”), as the Company

By:           /s/ Jeffrey W. Jones
Name:           Jeffrey W. Jones
Title:Senior Executive Vice President & Chief Financial Officer

Signature Page to that certain Limited Waiver, Release, and Third Amendment to Fourth Amended and Restated Credit Agreement dated as of March 13, 2007, among The Vail Corporation (d/b/a “Vail Associates, Inc.”), the other agents and Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

BANK OF AMERICA, N.A., as Administrative Agent

By:           Illegible
Name:           Illegible
Title:           Illegible

Signature Page to that certain Limited Waiver, Release, and Third Amendment to Fourth Amended and Restated Credit Agreement dated as of March 13, 2007, among The Vail Corporation (d/b/a “Vail Associates, Inc.”), the other agents and Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

BANK OF AMERICA, N.A.,
as an L/C Issuer, a Swing Line Lender, and a Lender

By:           /s/ David McCautey
Name:           David McCautey
Title:           Principal

Signature Page to that certain Limited Waiver, Release, and Third Amendment to Fourth Amended and Restated Credit Agreement dated as of March 13, 2007, among The Vail Corporation (d/b/a “Vail Associates, Inc.”), the other agents and Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

U.S. BANK NATIONAL ASSOCIATION,
as Co-Syndication Agent, a Swing Line Lender, and a Lender

By:           /s/ Greg Blanchard
Name:           Greg Blanchard
Title:           Vice President

Signature Page to that certain Limited Waiver, Release, and Third Amendment to Fourth Amended and Restated Credit Agreement dated as of March 13, 2007, among The Vail Corporation (d/b/a “Vail Associates, Inc.”), the other agents and Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent, an L/C Issuer, and a Lender

By:           /s/ Debbie A. Wright
Name:           Debbie A. Wright
Title:           Vice President

Signature Page to that certain Limited Waiver, Release, and Third Amendment to Fourth Amended and Restated Credit Agreement dated as of March 13, 2007, among The Vail Corporation (d/b/a “Vail Associates, Inc.”), the other agents and Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Co-Documentation Agent and a Lender

By:           /s/ Steven P. Lapham
Name:           Steven P. Lapham
Title:           Managing Director

By:           /s/ James Rolison
Name:           James Rolison
Title:           Director

Signature Page to that certain Limited Waiver, Release, and Third Amendment to Fourth Amended and Restated Credit Agreement dated as of March 13, 2007, among The Vail Corporation (d/b/a “Vail Associates, Inc.”), the other agents and Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

LASALLE BANK NATIONAL ASSOCIATION,
as Co-Documentation Agent and a Lender

By:           /s/ Darren Lemkaw
Name:           Darren Lemkaw
Title:           SVP

Signature Page to that certain Limited Waiver, Release, and Third Amendment to Fourth Amended and Restated Credit Agreement dated as of March 13, 2007, among The Vail Corporation (d/b/a “Vail Associates, Inc.”), the other agents and Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

JPMORGAN CHASE BANK, NA,
as a Lender

By:           /s/ David L. Ericson
Name:           David L. Ericson
Title:           Senior Vice President

Signature Page to that certain Limited Waiver, Release, and Third Amendment to Fourth Amended and Restated Credit Agreement dated as of March 13, 2007, among The Vail Corporation (d/b/a “Vail Associates, Inc.”), the other agents and Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

COLORADO STATE BANK & TRUST,
as a Lender

By:           /s/ Kent M. Mustari
Name:           Kent M. Mustari
Title:           Senior Vice President

Signature Page to that certain Limited Waiver, Release, and Third Amendment to Fourth Amended and Restated Credit Agreement dated as of March 13, 2007, among The Vail Corporation (d/b/a “Vail Associates, Inc.”), the other agents and Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

COMPASS BANK,
as a Lender

By:           /s/ Eric R. Long
Name:           Eric R. Long
Title:           Senior Vice President

Signature Page to that certain Limited Waiver, Release, and Third Amendment to Fourth Amended and Restated Credit Agreement dated as of March 13, 2007, among The Vail Corporation (d/b/a “Vail Associates, Inc.”), the other agents and Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

COMERICA WEST INCORPORATED,
as a Lender

By:           /s/ Fatima Arshad
Name:           Fatima Arshad
Title:           Corporate Banking Officer

GUARANTORS’ CONSENT AND AGREEMENT

As an inducement to Administrative Agent and Lenders to execute, and in consideration of Administrative Agent’s and Lenders’ execution of the foregoing Limited Waiver, Release, and Third Amendment to Fourth Amended and Restated Credit Agreement, the undersigned hereby consent thereto and agree that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under each Guaranty described in the Credit Agreement, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers, all of which obligations and liabilities are, and shall continue to be, in full force and effect.  This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, and shall inure to the benefit of Administrative Agent and Lenders, and the respective successors and assigns of each.

Vail Resorts, Inc.
Vail Holdings, Inc.
Beaver Creek Associates, Inc.
Beaver Creek Consultants, Inc.
Beaver Creek Food Services, Inc.
Breckenridge Resort Properties, Inc.
Complete Telecommunications, Inc.
Gillett Broadcasting, Inc.
Grand Canyon Lodge Company North Rim
Grand Teton Lodge Company
Heavenly Valley, Limited Partnership
Jackson Hole Golf and Tennis Club, Inc.
JHL&S LLC
Keystone Conference Services, Inc.
Keystone Development Sales, Inc.
Keystone Food and Beverage Company
Keystone Resort Property Management Company
Larkspur Restaurant & Bar, LLC
Lodge Properties, Inc.
Lodge Realty, Inc.
Mountain Thunder, Inc.
National Park Hospitality Company
Property Management Acquisition Corp., Inc.
Rockresorts Arrabelle, LLC
Rockresorts International, LLC
Rockresorts LLC
Rockresorts Cheeca, LLC
Rockresorts Eleven Biscayne, LLC
Rockresorts Equinox, Inc.
Rockresorts LaPosada, LLC
Rockresorts Wyoming, LLC
Rockresorts Casa Madrona, LLC
Rockresorts Cordillera Lodge Company, LLC
Rockresorts Rosario, LLC
SOHO Development, LLC
SSV Holdings, Inc.
Teton Hospitality Services, Inc.
The Village at Breckenridge Acquisition Corp., Inc.
Timber Trail, Inc.
VA Rancho Mirage I, Inc.
VA Rancho Mirage II, Inc.
VA Rancho Mirage Resort, L.P.
Vail/Arrowhead, Inc.
Vail Hotel Management Company, LLC
Vail Associates Holdings, Ltd.
Vail Associates Investments, Inc.
Vail Associates Real Estate, Inc.
Vail/Beaver Creek Resort Properties, Inc.
Vail Food Services, Inc.
Vail Resorts Development Company
Vail RR, Inc.
Vail Summit Resorts, Inc.
Vail Trademarks, Inc.
VAMHC, Inc.
VR Heavenly I, Inc.
VR Heavenly II, Inc.
VR Holdings, Inc.

By: /s/ Jeffrey W. Jones
Name: Jeffrey W. Jones
Title: Executive Vice President & Chief Financial Officer

Guarantors’ Consent and Agreement

ANNEX A

Applicable Margin means, for any day, the margin of interest over the Base Rate or LIBOR, as the case may be, that is applicable when any interest rate is determined under this Agreement.  The Applicable Margin is subject to adjustment (upwards or downwards, as appropriate) based on the ratio of Net Funded Debt to Adjusted EBITDA, as follows:

	Ratio of Net Funded Debt to Adjusted EBITDA	Applicable Margin for LIBOR Loans	Applicable Margin Base Rate Loans
I	Less than 1.50 to 1.00	0.50%	0.00%
II	Greater than or equal to 1.50 to 1.00, but less than 2.00 to 1.00	0.75%	0.00%
III	Greater than or equal to 2.00 to 1.00, but less than 2.50 to 1.00	1.00%	0.00%
IV	Greater than or equal to 2.50 to 1.00, but less than 3.00 to 1.00	1.25%	0.00%
V	Greater than or equal to 3.00 to 1.00, but less than 3.50 to 1.00	1.50%	0.25%
VI	Greater than or equal to 3.50 to 1.00, but less than 4.00 to 1.00	1.75%	0.50%
VII	Greater than or equal to 4.00 to 1.00	2.00%	1.00%

Prior to Administrative Agent’s receipt of the Companies’ consolidated Financial Statements for the Companies’ fiscal quarter ended January 31, 2007, the ratio of Net Funded Debt to Adjusted EBITDA shall be fixed at Level III.  Thereafter, the ratio of Net Funded Debt to Adjusted EBITDA shall be calculated on a consolidated basis for the Companies in accordance with GAAP for the most recently completed fiscal quarter of the Companies for which results are available.  The ratio shall be determined from the Current Financials and any related Compliance Certificate and any change in the Applicable Margin resulting from a change in such ratio shall be effective as of the date of delivery of such Compliance Certificate.  However, if Borrower fails to furnish to Administrative Agent the Current Financials and any related Compliance Certificate when required pursuant to Section 9.1, then the ratio shall be deemed to be at Level VII until Borrower furnishes the required Current Financials and any related Compliance Certificate to Administrative Agent.  Furthermore, if the Companies’ audited Financial Statements delivered to Administrative Agent for any fiscal year pursuant to Section 9.1(a) result in a different ratio, such revised ratio (whether higher or lower) shall govern effective as of the date of such delivery.  For purposes of determining such ratio, Adjusted EBITDA for any fiscal quarter shall include on a pro forma basis all EBITDA of the Restricted Companies for such period relating to assets acquired in accordance with this Agreement (including, without limitation, Restricted Subsidiaries formed or acquired in accordance with Section 9.10 hereof, and Unrestricted Subsidiaries re-designated as Restricted Subsidiaries in accordance with Section 9.11(b) hereof) during such period, but shall exclude on a pro forma basis all EBITDA of the Restricted Companies for such period relating to any such assets disposed of in accordance with this Agreement during such period (including, without limitation, Restricted Subsidiaries re-designated as Unrestricted Subsidiaries in accordance with Section 9.11(a) hereof).

Annex A to
Limited Waiver, Release, and Third Amendment

ANNEX B

Applicable Percentage means, for any day, the commitment fee percentage applicable under Section 5.4 when commitment fees are determined under this Agreement.  The Applicable Percentage is subject to adjustment (upwards or downwards, as appropriate) based on the ratio of Net Funded Debt to Adjusted EBITDA, as follows:

	Ratio of Net Funded Debt to Adjusted EBITDA	Applicable Percentage
I	Less than 1.50 to 1.00	0.100%
II	Greater than or equal to 1.50 to 1.00, but less than 2.00 to 1.00	0.125%
III	Greater than or equal to 2.00 to 1.00, but less than 2.50 to 1.00	0.150%
IV	Greater than or equal to 2.50 to 1.00, but less than 3.00 to 1.00	0.200%
V	Greater than or equal to 3.00 to 1.00, but less than 3.50 to 1.00	0.250%
VI	Greater than or equal to 3.50 to 1.00, but less than 4.00 to 1.00	0.250%
VII	Greater than or equal to 4.00 to 1.00	0.375%

Prior to Administrative Agent’s receipt of the Companies’ consolidated Financial Statements for the Companies’ fiscal quarter ended January 31, 2007, the ratio of Net Funded Debt to Adjusted EBITDA (which shall be determined as described in the definition of “Applicable Margin”) shall be fixed at Level III.

Annex B to
Limited Waiver, Release, and Third Amendment

ANNEX C

Schedule 1

Borrower and all other Companies

The Vail Corporation
390 Interlocken Crescent, Suite 1000
Broomfield, CO 80021

Contact:
Jeffrey P. Jones
Senior Executive Vice President and Chief Financial Officer
Phone: 303/404-1802
FAX:  303/404/6403

Wire Instructions:
Location of account: U.S. Bank National Association
ABA No.:  102000021
City/State:  Denver, Colorado
Account No.:  122705422295

Copy to:
Fiona E. Arnold
Deputy General Counsel
Phone: 303/404-1892
FAX:  303/648-4787

Administrative Agent, L/C Issuer, and Swing Line Lender

Bank of America, N.A.
Mail Code: TX1-492-64-01
901 Main Street, 64th Floor
Dallas, Texas 75202

Credit Contact:
David L. McCauley
Mail Code: TX1-492-64-01
901 Main Street, 64th Floor
Dallas, Texas 75202
Phone:  214/209-0940
FAX:  214/209-0905

Agency Contact:
Rosanne Parsill
231 S. LaSalle Street,
Chicago, IL 60697
Phone:  312/923-1639
FAX: 877/206-8429

Annex C to
Limited Waiver, Release, and Third Amendment

Swing Line Contact:
Arlene Minor
Mail Code: TX1-492-14-12
901 Main Street, 14th Floor
Dallas, Texas 75202
Phone:  214/209-9177
FAX: 214/290-9412

Operations Contact:
Arlene Minor
Mail Code: TX1-492-14-12
901 Main Street, 14th Floor
Dallas, Texas 75202
Phone:  214/209-9177
FAX:  214/290-9412

L/C Contact:
Stella Rosales
Mail Code:  CA9-703-19-23
333 S. Beaudry Avenue
Los Angeles, California 90017-1466
Phone: 213/345-0141
Fax: 213/345-6684

Wire Instructions:
Bank of America, N.A.
ABA No.:  111000012
City/State:  Dallas, Texas
Account No.:  1292000883
Attn:  Credit Services
Ref:  The Vail Corp

Copy to:
Haynes and Boone, LLP.
901 Main Street, Suite 3100
Dallas, Texas 75202-3789
Attn:  Karen S. Nelson
Phone:  214/651-5648
FAX::  214/200-0673

Swing Line Lender

U.S. Bank National Association
918 17th Street, 4th Floor
Denver, Co 80202

Annex C to
Limited Waiver, Release, and Third Amendment

Credit Contact:
Jennifer Kaufman
950 17th Street, 8th Floor
Denver, Colorado 80202
Phone: 303/585-4202
Fax: 303/585-6949

Swing Line Contact:
Hanny Nawawi
555 SW Oak
Portland, Oregon 97204
Phone:  503/275-7894
Fax: 503/275-8181

Wire Instructions:
U.S. Bank National Association
ABA No.:  123000220
BNF:  Commercial Loan Services - West
Account No.:  00340012160600
Attn:  Hanny Nawawi
Ref:  The Vail Corporation

L/C Issuer

Wells Fargo Bank, National Association

Credit Contact:
Debbie Wright/Susan Petri
1740 Broadway
Denver, Colorado 80274
Phone: 303/863-4829
Fax: 303/863-6670

L/C Contact:
Debbie Wright/Susan Petri
1740 Broadway
Denver, Colorado 80274
Phone: 303/863-4829
Fax: 303/863-6670

Wire Instructions:
Wells Fargo Bank, National Association
ABA No.:  121000248
City/State:  Denver, Colorado
Account No.:  029650720
Attn:  WLS Denver
Ref:  Vail Corporation

Annex C to
Limited Waiver, Release, and Third Amendment

Lenders and Commitments

LENDER	COMMITMENT	COMMITMENT PERCENTAGE
Bank of America, N.A.	$55,000,000	18.3%
U.S. Bank National Association	$50,000,000	16.7%
Wells Fargo Bank, National Association	$50,000,000	16.7%
Deutsche Bank Trust Company Americas	$40,000,000	13.3%
LaSalle Bank National Association	$40,000,000	13.3%
JPMorgan Chase Bank, NA	$20,000,000	6.7%
Colorado State Bank & Trust	$15,000,000	5.0%
Compass Bank	$15,000,000	5.0%
Comerica West Incorporated	$15,000,000	5.0%
Totals	$300,000,000	100.0000000%

Annex C to
Limited Waiver, Release, and Third Amendment

ANNEX D

Schedule 7.1

ITEM	DATE FOR COMPLIANCE
1.Borrower shall seek written consent from the United States Department of the Interior, National Park Service (“Park Service”) to the pledge by National Park Hospitality Company  (“NPHC”) to the Administrative Agent (for the benefit of the Lenders) of the capital stock of Grand Teton Lodge Company, a Wyoming corporation (“Grand Teton”), issued to NPHC (the “Park Service Consent”).
Not later than 30 days after the date upon which the Park Service consents to the transfer of ownership of Grand Teton from Borrower to NPHC.
2.NPHC shall execute and deliver to Administrative Agent a Pledge Agreement pledging the capital stock issued by Grand Teton to NPHC, accompanied by a certificate (or other instrument evidencing the capital stock) and a stock power or similar instrument of transfer or assignment duly executed in blank, each in form and substance satisfactory to Administrative Agent
On or before the thirtieth (30th) day after the date NPHC receives the Park Service Consent

Annex D to
Limited Waiver, Release, and Third Amendment

ANNEX E

Schedule 8.2

(Attached)

Schedule 8.2
To Bank of America Forth Amended and
Restated Credit Agreement

Corporation	State of Incorp.	Affiliated Parent / LLC Member (% of Ownership)
Beaver Creek Associates, Inc.	CO	The Vail Corporation (100%)
Beaver Creek Consultants, Inc.	CO	The Vail Corporation (100%)
Beaver Creek Food Services, Inc.	CO	Beaver Creek Associates, Inc. (100%)
Boulder/Beaver, LLC	CO	Beaver Creek Food Services, Inc. (86%)
Breckenridge Resort Properties, Inc.	CO	VRDC (100%)
Colter Bay Corporation	WY	Grand Teton Lodge Company (100%)
Complete Telecommunications, Inc.	CO	The Vail Corporation (100%)
Eagle Park Reservoir Company	CO (non-profit)	The Vail Corporation (55%)
Forest Ridge Holdings, Inc.	CO	The Vail Corporation (100%)
Gillett Broadcasting, Inc.	DE	Vail Resorts, Inc. (100%)
Grand Teton Lodge Company	WY	The Vail Corporation (100%)
Gros Ventre Utility Company	WY	Grand Teton Lodge Company (100%)
Heavenly Valley, Limited Partnership	NV	VR Heavenly I, Inc. & VR Heavenly II, Inc. (together, 100%)
Jackson Hole Golf & Tennis Club	WY	Grand Teton Lodge Company (100%)
Jenny Lake Lodge, Inc.	WY	Grand Teton Lodge Company (100%)
JHL&S LLC	WY	Teton Hospitality Services, Inc. (51%)
Keystone Conference Services, Inc.	CO	Vail Summit Resorts, Inc. (100%)
Keystone Development Sales, Inc.	CO	Vail Summit Resorts, Inc. (100%)
Keystone Food and Beverage Company	CO	Vail Summit Resorts, Inc. (100%)
Keystone Resort Property Management Company	CO	Vail Summit Resorts, Inc. (100%)
Larkspur Restaurant & Bar, LLC	CO	The Vail Corporation (83% + or -)
Lodge Properties, Inc.	CO	The Vail Corporation (100%)
Lodge Realty, Inc.	CO	Lodge Properties, Inc. (100%)
Mountain Thunder, Inc.	CO	VR Holdings, Inc. (100%)
Property Management Acquisition Corp., Inc.	TN	Vail Summit Resorts, Inc. (100%)
RTP, LLC	CO	The Vail Corporation (54.5%)
RT Partners, Inc.	DE	RTP, LLC (51%)
Rockresorts Casa Madrona, LLC	DE	Rockresorts International LLC (100%)
Rockresorts Cheeca, LLC	DE	Rockresorts International LLC (100%)
Rockresorts Equinox, Inc.	VT	Rockresorts International LLC (100%)
Rockresorts International, LLC	DE	Vail RR, Inc. (100%)
Rockresorts LaPosada, LLC	DE	Rockresorts International LLC (100%)
Rockresorts LLC	DE	Rockresorts International LLC (100%)
Rockresorts Rosario, LLC	DE	Rockresorts International LLC (100%)
Rockresorts Wyoming, LLC	WY	Rockresorts International, LLC (100%)
SSI Venture LLC	CO	The Vail Corporation (52%)
Teton Hospitality Services, Inc.	WY	The Vail Corporation (100%)
Timber Trail, Inc.	CO	VR Holdings, Inc. (100%)
Vail/Arrowhead, Inc.	CO	The Vail Corporation (100%)
Vail Associates Holdings, Ltd.	CO	Vail Resorts Development Company (100%)
Vail Associates Investments, Inc.	CO	The Vail Corporation (100%)
Vail Associates Real Estate, Inc.	CO	Vail Resorts Development Company (100%)
Vail/Beaver Creek Resort Properties, Inc.	CO	The Vail Corporation (100%)
Vail Corporation, The	CO	Vail Holdings, Inc. (100%)
Vail Food Services, Inc.	CO	The Vail Corporation (100%)
Vail Holdings, Inc.	CO	Vail Resorts, Inc. (100%)
Vail Resorts Development Company	CO	The Vail Corporation (100%)
Vail Resorts, Inc.	DE	Publicly traded on the NYSE
Vail RR, Inc.	CO	The Vail Corporation (100%)
Vail Summit Resorts, Inc.	CO	The Vail Corporation (100%)
Vail Trademarks, Inc.	CO	The Vail Corporation (100%)
VAMHC, Inc.	CO	The Vail Corporation (100%)
VA Rancho Mirage I, Inc.	CO	The Vail Corporation (100%)
VA Rancho Mirage II, Inc.	CO	The Vail Corporation (100%)
VA Rancho Mirage Resort, L.P.	DE	VA Rancho Mirage I, Inc. – GP VA Rancho Mirage II, Inc. – LP (100%)
The Village at Breckenridge Acquisition Corp., Inc.	TN	Vail Summit Resorts, Inc. (100%)
VR Heavenly I, Inc.	CO	The Vail Corporation (100%)
VR Heavenly II, Inc.	CO	The Vail Corporation (100%)
VR Holdings, Inc.	CO	Vail/Arrowhead, Inc. (100%)

ANNEX F

Annex A to Exhibit D

CREDIT FACILITY COVENANTS CALCULATIONS

Subject Period:  ___________________, 200_

Months Ended - -
10.8(m) INVESTMENTS IN PERSONS
(i)Investments during Subject Period in Unrestricted Subsidiaries, Housing Districts and Metro Districts not otherwise permitted under Section 10.8(j)(ii), and other Persons (other than Restricted Subsidiaries) involved in Similar Businesses:

$
(ii)Investments during prior Subject Periods in Unrestricted Subsidiaries, Housing Districts and Metro Districts not otherwise permitted under Section 10.8(j)(ii), and other Persons (other than Restricted Subsidiaries) involved in Similar Businesses:

$
(iii) Investments set forth on part (b) of Schedule 10.8:	$
(iv)(10.8(m)(i) plus 10.8(m)(ii) plus 10.8(m)(iii)):	$

(v) $75,000,000:	$75,000,000
(vi) Book value of Total Assets:	$

(vii) 10% of 10.8(m)(vi):	$
(viii) Investment Limit (10.8(m)(v) plus 10.8(m)(vii)):	$
(ix) Net reductions in investments permitted under Section 10.8(m) in an aggregate amount not to exceed 10.8(m)(viii):	$
(x)Maximum permitted investments in Unrestricted Subsidiaries, Housing Districts and Metro Districts not otherwise permitted under Section 10.8(j)(ii), and other Persons (other than Restricted Subsidiaries) involved in Similar Businesses permitted after the Closing Date, and investments set forth on part (b) of Schedule 10.8 (10.8(m)(viii) plus 10.8(m)(ix)):

$
(xi) Fair market value of all assets owned by Restricted Subsidiaries on the Closing Date which have been contributed to Unrestricted Subsidiaries:	$
(xii) Is 10.8(m)(xi) less than $75,000,000?	Yes/No

(xiii)Are investments in Unrestricted Subsidiaries, Housing Districts and Metro Districts not otherwise permitted under Section 10.8(j)(ii), and other Persons (other than Restricted Subsidiaries) involved in Similar Businesses, and investments set forth on part (b) of Schedule 10.8 (10.8(m)(iv)), less than or equal to the maximum amount permitted (10.8(m)(x))?

Yes/No
10.9(d) DISTRIBUTIONS, LOANS, ADVANCES, AND INVESTMENTS
(i)Distributions under Section 10.9(d), and loans, advances, and investments made, which are not otherwise permitted under Section 10.8 during Subject Period:	$
(ii)Distributions under Section 10.9(d), and loans, advances, and investments made, which are not otherwise permitted under Section 10.8 during prior Subject Periods:	$
(iii)Aggregate Distributions under Section 10.9(d), and loans, advances, and investments made, which are not otherwise permitted under Section 10.8 (the sum of 10.9(d)(i) plus 10.9(d)(ii)):	$
(iv)Aggregate amount of Restricted Payments (as defined in the VRI Indenture) that VRI and its Restricted Subsidiaries are permitted to make under, and in accordance with, Section 4.10 of the VRI Indenture, as set forth in detail on Schedule I attached hereto:

$
(v)        Are aggregate Distributions under Section 10.9(d), and loans, advances, and investments made, which are not otherwise permitted under Section 10.8 (10.9(d)(iii)) less than the maximum amount of Restricted Payments permitted (10.9(d)(iv))?
Yes/No
11.1 RATIO OF NET FUNDED DEBT TO ADJUSTED EBITDA:
(i)All obligations of the Companies for borrowed money:	$
(ii)Minus all obligations of the Unrestricted Subsidiaries for borrowed money (the sum of items 11.1(ii)(A) through 11.1(ii)(W) below):	($_____________ )
(A)SSI Venture LLC (weighted average of the membership interest not held by a Company) (if SSI is not a Restricted Subsidiary)	($_____________ )
(B)Eagle Park Reservoir Company	($_____________ )
(C)Boulder/Beaver, LLC	($_____________ )
(D)Colter Bay Corporation	($_____________ )
(E)Gros Ventre Utility Company	($_____________ )
(F)Jackson Lake Lodge Corporation	($_____________ )
(G)Jenny Lake Lodge, Inc.	($_____________ )
(H)Forest Ridge Holdings, Inc.	($_____________ )
(I)Resort Technology Partners, LLC	($_____________ )
(J)RT Partners, Inc.	($_____________ )
(K)Arrabelle at Vail Square, LLC	($_____________ )
(L)Gore Creek Place, LLC	($_____________ )
(M)The Chalets at the Lodge at Vail, LLC	($_____________ )
(N)RCR Vail, LLC	($_____________ )
(O) Colter Bay Convenience Store, LLC	($_____________ )
(P) Colter Bay General Store, LLC	($_____________ )
(Q) Colter Bay Marina, LLC	($_____________ )
(R) Colter Bay Cafe Court, LLC	($_____________ )
(S) Jenny Lake Store, LLC	($_____________ )
(T) Jackson Hole Golf & Tennis Club Snack Bar, LLC	($_____________ )
(U) Stampede Canteen, LLC	($_____________ )
(V) Crystal Peak Lodge of Breckenridge, Inc.	($_____________ )
(W) Hunkidori Land Company, LLC	($_____________ )
(iii)Plus the principal portion of all Capital Lease obligations of the Companies:	$_____________
(iv)Minus the principal portion of the Capital Lease obligations for the following Unrestricted Subsidiaries (the sum of items 11.1(iv)(A) through 11.1(iv)(W) below):	($____________)
(A)SSI Venture LLC (weighted average of the membership interest not held by a Company) (if SSI is not a Restricted Subsidiary)	($_____________ )
(B)Eagle Park Reservoir Company	($_____________ )
(C)Boulder/Beaver, LLC	($_____________ )
(D)Colter Bay Corporation	($_____________ )
(E)Gros Ventre Utility Company	($_____________ )
(F)Jackson Lake Lodge Corporation	($_____________ )
(G)Jenny Lake Lodge, Inc.	($_____________ )
(H)Forest Ridge Holdings, Inc.	($_____________ )
(I)Resort Technology Partners, LLC	($_____________ )
(J)RT Partners, Inc.	($_____________ )
(K)Arrabelle at Vail Square, LLC	($_____________ )
(L)Gore Creek Place, LLC	($_____________ )
(M)The Chalets at the Lodge at Vail, LLC	($_____________ )
(N)RCR Vail, LLC	($_____________ )
(O) Colter Bay Convenience Store, LLC	($_____________ )
(P) Colter Bay General Store, LLC	($_____________ )
(Q) Colter Bay Marina, LLC	($_____________ )
(R) Colter Bay Cafe Court, LLC	($_____________ )
(S) Jenny Lake Store, LLC	($_____________ )
(T) Jackson Hole Golf & Tennis Club Snack Bar, LLC	($_____________ )
(U) Stampede Canteen, LLC	($_____________ )
(V) Crystal Peak Lodge of Breckenridge, Inc.	($_____________ )
(W) Hunkidori Land Company, LLC	($_____________)
(v) Plus reimbursement obligations and undrawn amounts under Bond L/Cs supporting Bonds (other than Existing Housing Bonds) issued by Unrestricted Subsidiaries:	$
(vi)Minus Debt under Existing Housing Bonds:	$

(vii)Funded Debt of the Restricted Companies (11.1(i) minus 11.1(ii) plus 11.1(iii) minus 11.1(iv) plus 11.1(v) minus 11.1(vi)):	$
(viii) Cash of the Companies:	$
(ix) Minus cash of the Unrestricted Subsidiaries (the sum of items 11.1(ix)(A) through 11.1(ix)(W) below):	($_____________ )

(A)SSI Venture LLC (weighted average of the membership interest not held by a Company) (if SSI is not a Restricted Subsidiary)	($_____________ )
(B)Eagle Park Reservoir Company	($_____________ )
(C)Boulder/Beaver, LLC	($_____________ )
(D)Colter Bay Corporation	($_____________ )
(E)Gros Ventre Utility Company	($_____________ )
(F)Jackson Lake Lodge Corporation	($_____________ )
(G)Jenny Lake Lodge, Inc.	($_____________ )
(H)Forest Ridge Holdings, Inc.	($_____________ )
(I)Resort Technology Partners, LLC	($_____________ )
(J)RT Partners, Inc.	($_____________ )
(K)Arrabelle at Vail Square, LLC	($_____________ )
(L)Gore Creek Place, LLC	($_____________ )
(M)The Chalets at the Lodge at Vail, LLC	($_____________ )
(N)RCR Vail, LLC	($_____________ )
(O) Colter Bay Convenience Store, LLC	($_____________ )
(P) Colter Bay General Store, LLC	($_____________ )
(Q) Colter Bay Marina, LLC	($_____________ )
(R) Colter Bay Cafe Court, LLC	($_____________ )
(S) Jenny Lake Store, LLC	($_____________ )
(T) Jackson Hole Golf & Tennis Club Snack Bar, LLC	($_____________ )
(U) Stampede Canteen, LLC	($_____________ )
(V) Crystal Peak Lodge of Breckenridge, Inc.	($_____________ )
(W) Hunkidori Land Company, LLC	($_____________)
(x) Investments of the Companies in marketable obligations issued or unconditionally guaranteed by the U.S. or issued by any of its agencies and backed by the full faith and credit of the U.S., in each case maturing within one year from the date of acquisition:

$
(xi) Investments of the Companies in short-term investment grade domestic and eurodollar certificates of deposit or time deposits that are fully insured by the Federal Deposit Insurance Corporation or are issued by commercial banks organized under the Laws of the U.S. or any of its states having combined capital, surplus, and undivided profits of not less than $100,000,000 (as shown on its most recently published statement of condition):

$
(xii) Investments of the Companies in commercial paper and similar obligations rated “P-1” by Moody’s or “A-1” by S&P:	$
(xiii)Investments of the Companies in readily marketable Tax-free municipal bonds of a domestic issuer rated “A-2” or better by Moody’s or “A” or better by S&P, and maturing within one year from the date of issuance:
$
(xiv) Investments of the Companies in mutual funds or money marketaccounts investing primarily in items described in items 11.1(x) through (xiii) above:	$
(xv)Investments of the Companies in demand deposit accounts maintained in the ordinary course of business:	$
(xvi)Investments of the Companies in short-term repurchase agreements with major banks and authorized dealers, fully collateralized to at least 100% of market value by marketable obligations issued or unconditionally guaranteed by the U.S. or issued by any of its agencies and backed by the full faith and credit of the U.S.:

$
(xvii)Investments of the Companies in short-term variable rate demand notes that invest in tax-free municipal bonds of domestic issuers rated “A-2” or better by Moody’s or “A” or better by S&P that are supported by irrevocable letters of credit issued by commercial banks organized under the laws of the U.S. or any of its states having combined capital, surplus, and undivided profits of not less than $100,000,000:

$
(xviii)Temporary Cash Investments of the Companies (11.1(x) plus 11.1(xi) plus 11.1(xii) plus 11.1(xiii) plus 11.1(xiv) plus 11.1(xv) plus 11.1(xvi) plus 11.1(xvii)):	$
(xix) Minus Temporary Cash Investments of the Unrestricted Subsidiaries (the sum of items 11.1(xix)(A) through 11.1(xix)(W) below):	($_____________ )
(A)SSI Venture LLC (weighted average of the membership interest not held by a Company) (if SSI is not a Restricted Subsidiary)	($_____________ )
(B)Eagle Park Reservoir Company	($_____________ )
(C)Boulder/Beaver, LLC	($_____________ )
(D)Colter Bay Corporation	($_____________ )
(E)Gros Ventre Utility Company	($_____________ )
(F)Jackson Lake Lodge Corporation	($_____________ )
(G)Jenny Lake Lodge, Inc.	($_____________ )
(H)Forest Ridge Holdings, Inc.	($_____________ )
(I)Resort Technology Partners, LLC	($_____________ )
(J)RT Partners, Inc.	($_____________ )
(K)Arrabelle at Vail Square, LLC	($_____________ )
(L)Gore Creek Place, LLC	($_____________ )
(M)The Chalets at the Lodge at Vail, LLC	($_____________ )
(N)RCR Vail, LLC	($_____________ )
(O) Colter Bay Convenience Store, LLC	($_____________ )
(P) Colter Bay General Store, LLC	($_____________ )
(Q) Colter Bay Marina, LLC	($_____________ )
(R) Colter Bay Cafe Court, LLC	($_____________ )
(S) Jenny Lake Store, LLC	($_____________ )
(T) Jackson Hole Golf & Tennis Club Snack Bar, LLC	($_____________ )
(U) Stampede Canteen, LLC	($_____________ )
(V) Crystal Peak Lodge of Breckenridge, Inc.	($_____________ )
(W) Hunkidori Land Company, LLC	($_____________ )
(xx) Unrestricted Cash of the Restricted Companies (11.1(viii) minus 11.1(ix) plus 11.1(xviii) minus 11.1(xix)):	$
(xxi) Unrestricted Cash of the Restricted Companies in excess of$10,000,000:	$
(xxii) Net Funded Debt (11.1(vii) minus 11.1(xxi)):	$
(xxiii)EBITDA of the Companies for the last four fiscal quarters:	$
(xxiv)Plus insurance proceeds (up to a maximum of $10,000,000 in the aggregate for any fiscal year) received by the Restricted Companies under policies of business interruption insurance (or under policies of insurance which cover losses or claims of the same character or type):
$
(xxv)Plus pro forma EBITDA for assets acquired during such period:	$
(xxvi)Minus pro forma EBITDA for assets disposed of during such period:	($_____________ )
(xxvii)Minus EBITDA for such period attributable to the following Unrestricted Subsidiaries (sum of items 11.1(xxvii)(A) through 11.1(xxvii)(W) below):	($_____________ )
(A)SSI Venture LLC (weighted average of the membership interest not held by a Company) (if SSI is not a Restricted Subsidiary)	($_____________ )
(B)Eagle Park Reservoir Company	($_____________ )
(C)Boulder/Beaver, LLC	($_____________ )
(D)Colter Bay Corporation	($_____________ )
(E)Gros Ventre Utility Company	($_____________ )
(F)Jackson Lake Lodge Corporation	($_____________ )
(G)Jenny Lake Lodge, Inc.	($_____________ )
(H)Forest Ridge Holdings, Inc.	($_____________ )
(I)Resort Technology Partners, LLC	($_____________ )
(J)RT Partners Inc.	($_____________ )
(K)Arrabelle at Vail Square, LLC	($_____________ )
(L)Gore Creek Place, LLC	($_____________ )
(M)The Chalets at the Lodge at Vail, LLC	($_____________ )
(N)RCR Vail, LLC	($_____________ )
(O) Colter Bay Convenience Store, LLC	($_____________ )
(P) Colter Bay General Store, LLC	($_____________ )
(Q) Colter Bay Marina, LLC	($_____________ )
(R) Colter Bay Cafe Court, LLC	($_____________ )
(S) Jenny Lake Store, LLC	($_____________ )
(T) Jackson Hole Golf & Tennis Club Snack Bar, LLC	($_____________ )
(U) Stampede Canteen, LLC	($_____________ )
(V) Crystal Peak Lodge of Breckenridge, Inc.	($_____________ )
(W) Hunkidori Land Company, LLC	($_____________)
(xxviii)Adjusted EBITDA (11.1(xxiii) plus 11.1(xxiv) plus 11.1(xxv) minus 11.1(xxvi) minus 11.1(xxvii)):	$
(xxix)Ratio of Net Funded Debt to Adjusted EBITDA (Ratio of 11.1(xxii) to 11.1(xxviii)):
(xxx)Maximum ratio of Net Funded Debt to Adjusted EBITDA permitted:	4.50 : 1.00
(xxxi)Is the ratio of Net Funded Debt to Adjusted EBITDA less than the maximum ratio permitted?	Yes/No
11.2 [RESERVED]

11.3 MINIMUM NET WORTH:
(a)Shareholders’ Equity determined in accordance with GAAP:	$
(b)$414,505,800:	$414,505,800
(c)Restricted Companies’ Net Income, if positive, for each fiscal year completed after October 31, 2004:	$
(d)75% of the total from 11.3(c):	$
(e)Net Proceeds received by any Restricted Company (other than from another Company) from the offering, issuance, or sale of equity securities of a Restricted Company afterOctober 31, 2004:	$
(f)Minimum shareholders’ equity permitted (11.3(b) plus 11.3(d) plus 11.3(e)):	$
(g)Does Shareholders’ Equity exceed the minimum permitted?	Yes/No
11.4 INTEREST COVERAGE RATIO
(a)Adjusted EBITDA for the last four fiscal quarters (11.1(xxviii)):	$
(b)Interest on Funded Debt for the last four fiscal quarters:	$
(c) Amortization of deferred financing costs and original issue discounts:	$
(d) 11.4(b) minus 11.4(c):	$
(e) Interest Coverage Ratio (Ratio of 11.4(a) to 11.4(d)):
(f) Minimum Interest Coverage Ratio permitted:	2.50 : 1.00
(g)Does the Interest Coverage Ratio exceed the minimum ratio permitted?	Yes/No
11.5 CAPITAL EXPENDITURES

(a)Aggregate capital expenditures of the Restricted Companies in the ordinary course of the business (excluding (i) normal replacements and maintenance which are properly charged to current operations, and (ii) such expenditures relating to real estate held for resale) during each fiscal year:
$
(b)Total Assets of the Restricted Companies as of the last day of the fiscal year:	$
(c)Maximum capital expenditures permitted (10% of Total Assets of the Restricted Companies set forth in 11.5(b)):	$
(d)Are aggregate capital expenditures less than the maximum amount permitted?	Yes/No

LETTERS OF CREDIT

Set forth on Schedule 1 attached hereto is a list of all issued and outstanding letters of credit issued for the account of any of the Companies, and the drawn and undrawn amounts thereunder

Annex F to
Limited Waiver, Release, and Third Amendment